UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2017

Forest City Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-37671	47-4113168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On June 12, 2017, Forest City Realty Trust, Inc. (the “Company”) completed its previously announced stock reclassification transaction to eliminate the Company’s dual-class stock structure, effective as of 4:01 p.m. on such date (the “Effective Time”), as contemplated by that certain Reclassification Agreement, dated as of December 5, 2016, by and between the Company and RMS, Limited Partnership, an Ohio limited partnership (the “Reclassification Agreement”). At the Effective Time, in accordance with the applicable provisions of the Maryland General Corporation Law, each share of Class B Common Stock, par value $0.01 per share, of the Company issued and outstanding immediately prior to the Effective Time was automatically reclassified and exchanged into 1.31 shares of Class A Common Stock, par value $0.01 per share, of the Company, and cash in lieu of fractional shares of Class A Common Stock (the “Reclassification”). Shares of Class B Common Stock are no longer deemed to be outstanding as Class B Common Stock, and all rights of the holders of Class B Common Stock have ceased and become rights of holders of Class A Common Stock, except for the right to shares of Class A Common Stock and cash in lieu of fractional shares of Class A Common Stock.

The issuance of Class A Common Stock in connection with the Reclassification was registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-4 (File No. 333-216439), filed with the Securities and Exchange Commission (“SEC”) and declared effective on May 1, 2017.

In connection with the completion of the Reclassification, on June 12, 2017, the Company requested that the New York Stock Exchange (the “NYSE”) suspend trading of the Class B Common Stock, remove the Class B Common Stock from listing on the NYSE, and file with the SEC a notification of removal from listing on Form 25 with respect to the delisting of the Class B Common Stock and the deregistration of the Class B Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 requesting deregistration of the Class B Common Stock and suspending the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act in respect of the Class B Common Stock. The Class B Common Stock, which previously traded under the ticker symbol “FCE.B,” ceased to be traded on the NYSE at the close of trading on June 12, 2017. The Company’s Class A Common Stock will continue to trade on the NYSE under the ticker symbol “FCE.A” and will continue to be registered under Section 12(b) of the Exchange Act.

The foregoing description of the Reclassification and the Reclassification Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Reclassification Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2016, and which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth under the Introductory Note is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth under the Introductory Note and Item 5.03 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Reclassification Agreement, and at the Effective Time, the Articles of Amendment and Restatement of the Company were accepted of record by the State Department of Assessments and Taxation of the State of Maryland, thereby giving effect to the Reclassification. Also pursuant to the terms of the Reclassification Agreement, and at the Effective Time, the bylaws of the Company were amended and restated. Copies of the Articles of Amendment and Restatement of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2017, the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) was held. At the Annual Meeting, 231,242,104 shares of Class A Common Stock, representing the same number of votes entitled to be cast at the Annual Meeting, and 18,384,883 shares of Class B Common Stock, representing 183,848,830 votes entitled to be cast at the Annual Meeting, were represented in person or by proxy. These shares represented a quorum. Holders of Class A Common Stock and Class B Common Stock voted together as a single class on all matters presented for a vote at the Annual Meeting, except in the election of directors and in respect of the proposal (the “Reclassification Proposal”) to amend and restate the Company’s charter as set forth in the Articles of Amendment and Restatement in substantially the form attached as Annex A to the proxy statement relating to the Annual Meeting; in addition, it was a condition precedent to the Company’s obligation to complete the Reclassification that the Reclassification Proposal was approved by the affirmative vote of holders of a majority of the issued and outstanding shares of Class A Common Stock entitled to vote thereon excluding shares of Class A Common Stock beneficially owned by RMS and Ratner Family Members (as defined in the Reclassification Agreement).

The matters presented to stockholders for vote at the Annual Meeting and the voting tabulation for each such matter were as follows:

(1) The election of four directors by holders of Class A Common Stock, and the election of nine directors by holders of Class B Common Stock, each to hold office until the next annual stockholders meeting and until a successor is duly elected and qualifies.

	For	Withheld	Broker Non-Votes
Class A Nominees
Arthur F. Anton	203,611,620	17,962,445	9,668,039
Kenneth J. Bacon	200,568,637	21,005,428	9,668,039
Scott S. Cowen	202,248,787	19,325,278	9,668,039
Michael P. Esposito, Jr.	202,796,206	18,777,859	9,668,039

Class B Nominees
Z. Jamie Behar	17,810,183	176,768	397,932
Christine R. Detrick	17,820,189	166,762	397,932
Deborah L. Harmon	17,810,183	176,768	397,932
David J. LaRue	17,816,007	170,944	397,932
Craig Macnab	17,810,189	176,762	397,932
Brian J. Ratner	17,805,393	181,558	397,932

Deborah Ratner Salzberg	17,805,393	181,558	397,932
James A. Ratner	17,805,393	181,558	397,932
Ronald A. Ratner	17,805,393	181,558	397,932

(2) The approval (on an advisory, non-binding basis) of the compensation of the Company’s Named Executive Officers.

	For	Against	Abstain	Broker Non-Votes
Combined Class A and Class B	391,308,811	9,829,436	305,328	13,647,359

(3) Non-binding advisory vote on the frequency of which stockholders will have an advisory, non-binding vote on the compensation of the Company’s Named Executive Officers.

	1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
Combined Class A and Class B	381,641,807	110,813	16,339,339	3,351,616	13,647,359

Based on the voting results with respect to Proposal 3, the Board of Directors has determined that the Company will continue to hold a non-binding advisory vote on the compensation of its Named Executive Officers every one year, until the next required vote on the frequency of an advisory vote on executive compensation.

(4) Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the year ending December 31, 2017

	For	Against	Abstain
Combined Class A and Class B	414,074,381	848,449	168,104

(5) The Reclassification Proposal.

	For	Against	Abstain	Broker Non-Votes
Class A Common Stock	220,400,872	1,029,957	143,236	9,668,039
Class B Common Stock	178,433,930	1,283,260	152,320	3,979,320

The Class A voting results with respect to the approval of the Reclassification Proposal, excluding shares of Class A Common Stock beneficially owned by RMS and Ratner Family Members (as defined in the Reclassification Agreement), were as follows:

	For	Against	Abstain	Broker Non-Votes
Class A Common Stock	212,379,817	1,029,957	143,236	9,668,039

Item 8.01	Other Events.

On June 9, 2017, the Company issued a press release announcing the receipt of stockholder approval of the Reclassification. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment and Restatement of Forest City Realty Trust, Inc., effective June 12, 2017.

3.2	Amended and Restated Bylaws of Forest City Realty Trust, Inc., effective June 12, 2017.

10.1	Reclassification Agreement, dated as of December 5, 2016, by and between Forest City Realty Trust, Inc. and RMS, Limited Partnership (filed as Exhibit 10.1 to the Current Report on Form 8-K filed on December 6, 2016 and incorporated herein by reference).

99.1	Press Release, dated June 9, 2017.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to future, not past, events and often address the Company’s expected future actions and expected future business and financial performance. Forward-looking statements may be identified by the use of words such as “potential,” “expect,” “intend,” “plan,” “may,” “subject to,” “continues,” “if” and similar words and phrases. These forward-looking statements are not guarantees of future events and involve risks, uncertainties and assumptions that are difficult to predict. All statements regarding the expected associated costs and benefits of the reclassification and expected future financial performance are forward looking. Discussions of strategies, plans or intentions often contain forward-looking statements. Actual results, developments and business decisions may differ materially from those expressed or implied by such forward-looking statements. Important factors, among others, that could cause the Company’s actual results and future actions to differ materially from those described in forward-looking statements include, but are not limited to: the ability to carry out future transactions and strategic investments, as well as the acquisition related costs, unanticipated difficulties realizing expected benefits expected when entering into a transaction, litigation risks, including risks with respect to the outcome of any legal proceedings that have or may be instituted against the Company or others relating to the reclassification, vacancies in its properties, risks associated with developing and managing properties in partnership with others, competition, its ability to renew leases or re-lease spaces as leases expire, illiquidity of real estate investments, its ability to identify and transact on chosen strategic alternatives for a portion of its retail portfolio, bankruptcy or defaults of tenants, anchor store consolidations or closings, the impact of terrorist acts and other armed conflicts, its substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by the Company’s revolving credit facility, term loan facility and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, its ability to receive payment on the notes receivable issued by

Onexim in connection with their purchase of our interests in the Barclays Center and the Nets, the impact of credit rating downgrades, effects of uninsured or underinsured losses, effects of a downgrade or failure of its insurance carriers, environmental liabilities, competing interests of its directors and executive officers, the ability to recruit and retain key personnel, risks associated with the sale of tax credits, downturns in the housing market, the ability to maintain effective internal controls, compliance with governmental regulations, increased legislative and regulatory scrutiny of the financial services industry, changes in federal, state or local tax laws and international trade agreements, volatility in the market price of its publicly traded securities, inflation risks, cybersecurity risks, cyber incidents, shareholder activism efforts, conflicts of interest, risks related to its organizational structure including operating through its Operating Partnership and its umbrella partnership REIT structure. These risks and uncertainties, as well as others, are discussed in more detail in the Company’s documents filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, quarterly reports on Form 10-Q and Current Reports on Form 8-K. The Company expressly disclaims any obligation to update any forward-looking statement contained in this document to reflect events or circumstances that may arise after the date hereof, all of which are expressly qualified by the foregoing, other than as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

FOREST CITY REALTY TRUST, INC.

By:	/s/ Robert G. O’Brien
	Name:	Robert G. O’Brien
	Title:	Executive Vice President and Chief Financial Officer

Date: June 12, 2017

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment and Restatement of Forest City Realty Trust, Inc., effective June 12, 2017.

3.2	Amended and Restated Bylaws of Forest City Realty Trust, Inc., effective June 12, 2017.

10.1	Reclassification Agreement, dated as of December 5, 2016, by and between Forest City Realty Trust, Inc. and RMS, Limited Partnership (filed as Exhibit 10.1 to the Current Report on Form 8-K filed on December 6, 2016 and incorporated herein by reference).

99.1	Press Release, dated June 9, 2017.